UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                             FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):

                          March 23, 2000

                 Commission File Number: 0-21457

               -----------------------------------

                       MORGAN COOPER, INC.
      (Exact name of registrant as specified in its charter)


Delaware                                               75-2254391
(State or other jurisdiction of                  (I.R.S. Employer
 incorporation or organization)               Identification No.)


      214 West 39th Street, #1006, New York, New York 10018
             (Address of principal executive offices)

                          (212) 739-3039
         (Issuer's telephone number, including area code)


                               N/A
       (Former name, former address and former fiscal year,
                  if changed since last report)

Item 4.  Change in Registrant's Certifying Accountants

     As of March 23, 2000, Morgan Cooper, Inc. (the "Company") retained and appointed the accounting firm of Sobel & Co., LLC as the Company's new independent accountants to audit the Company's financial statements for the fiscal year ending December 31, 1999. The decision to retain and appoint the accounting firm of Sobel & Co., LLC has been approved by the Company's Board of Directors.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 11, 2000

                                   MORGAN COOPER, INC.


                                   /s/ Gary Kotler
                                   Chief Financial Officer